MERGER RELATED EXPENSE	12 Months Ended
Dec. 31, 2013
MERGER RELATED EXPENSE
MERGER RELATED EXPENSE

19. MERGER RELATED EXPENSE

	For the Year Ended December 31,
	2012	2013
Merger related expense	—	(1,976)

In 2013, the Company retained investment banking firms, legal counsel and financial advisory firms (“professional service provider”) to advise the Company in connection with the potential merger transactions. On November 11, 2013, the Company and Tsinghua Unigroup Ltd. (“Unigroup”) entered into a definitive merger agreement (“Merger Agreement”) under which Unigroup will acquire all of the outstanding ordinary shares of the Company (“Merger”) with US$ 18.5 per ADS of the Company (“Purchase Price”). Pursuant to the Merger Agreement, if the Company terminates the merger agreement or if the acquisition cannot be completed due to regulatory or other similar reasons, then, subject to certain exceptions, the Company must make a termination payment of RMB450 million ($74.3 million) to the Unigroup. As of December 31, 2013, the Company has provided approximately USD 51,183 (Rmb 312 million) as the deposit for the termination fee. For the year ended December 31, 2013, the Company has incurred non-refundable fees to the professional service provider of US$ 1,976.

On December 27, 2013, the shareholders of the Company approved the Merger Agreement. The closing of the Merger is subject to customary conditions and regulatory registration and approval. At the Closing of the Merger, the Company will incur additional fee of approximately USD 18.3 million to the professional service provider, which is calculated based on the Purchase Price of Unigroup. Because the Merger is subject to a number of conditions, the exact timing of completion of the Merger cannot be determined at this time.